Exhibit 10

                    Consent of Pender, Newkirk & Company, CPA

                         Consent of Independent Auditors



We hereby consent to the use of our Auditors' opinion, dated May 9, 1999, except for Note 13 as to which the date is June 1, 1999, in the September 21, 1999 Form 10-SB Amendment No. 1 to be filed by Alottafun!, Inc. accompanying the financial statements of Alottafun!, Inc. as of December 31, 1998 and the results of operations and its cash flows for the years ended December 31, 1998 and 1997.




Certified Public Accountants
Tampa, Florida
September 21, 1999